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                                                                   EXHIBIT 2.10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-6224) of Ansaldo Signal N.V. of our report dated March 2, 1998, appearing on page 35 of the Annual Report on Form 20-F.



     Price Waterhouse LLP
     Pittsburgh, Pennsylvania
     June 19, 1998


                              ANSALDO SIGNAL N.V.

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